SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 12, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
--------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


     Delaware                     000-22611               11-3344575
--------------------------------------------------------------------------------
(State or other jurisdiction (Commission File No.)  (IRS Employer Identification
of  incorporation)                                   Number)



    77 Spruce Street, Cedarhurst, New York                                11516
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

Item 5.  Other Events.

     On May 12, 1999, Compu-DAWN, Inc.(the "Corporation") issued a press release (the "Press Release") announcing that Mark Honigsfeld had stepped down as Chief Executive Officer and a Director of the Corporation, that he will continue as a consultant to the Corporation, and that other key executives had voluntarily reduced their compensation and agreed to purchase shares of Common Stock of the Corporation. The details of Mr. Honigsfeld's termination and consulting agreements, and of the reduction of salaries of, and purchase of shares by, other executives, are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release, dated May 12, 1999

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COMPU-DAWN, INC.


Dated: May 13, 1999                              By: /s/David Greenspan
                                                     David Greenspan
                                                     Chief Financial Officer